UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

September 29, 2025
Date of Report (date of earliest event reported)
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Greenidge Generation Holdings Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-40808 (Commission File Number)	86-1746728 (I.R.S. Employer Identification Number)
1159 Pittsford-Victor Road, Suite 240 Pittsford, New York 14534
(Address of principal executive offices and zip code)
(315) 536-2359
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $.0001	GREE	The Nasdaq Global Select Market
8.50% Senior Notes due 2026	GREEL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company   ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 – Other Events.

On September 29, 2025, Greenidge Generation Holdings Inc. (the “Company”) issued a press release announcing preliminary results of of the Company's tender and exchange offer for its outstanding 8.50% Senior Notes due 2026 commenced on August 27, 2025 (the “Tender/Exchange Offer”), following expiration of the Tender/Exchange Offer at 12:00 a.m., New York City time, on September 29, 2025. A copy of the press release is filed as Exhibit 99.1 to this report and is incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Statements

This report, including Exhibit 99.1 furnished herewith, includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect the Company’s financial or operating results. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” “may,” “will,” “would,” “could,” and “should,” and the negative of these terms or other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward-looking statements in this report include, among other things, statements regarding the business plan, business strategy and operations of the Company in the future. In addition, all statements that address operating performance and future performance, events or developments that are expected or anticipated to occur in the future are forward looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to the matters and factors described under the heading “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as may be amended from time to time, its subsequently filed Quarterly Reports on Form 10-Q and its other filings with the Securities and Exchange Commission. Consequently, all of the forward-looking statements made in this report are qualified by the information contained under this caption. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements in this report. You should not put undue reliance on forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, the actual results, performance, or achievements of the Company could differ materially from the results expressed in, or implied by, any forward-looking statements. All forward-looking statements speak only as of the date of this report and, unless otherwise required by U.S. federal securities law, the Company does not assume any duty to update or revise any forward-looking statements included in this report, whether as a result of new information, the occurrence of future events, uncertainties or otherwise, after the date of this report.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 29, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenidge Generation Holdings Inc.

By:	/s/ Jordan Kovler
Name:	Jordan Kovler
Title:	Chief Executive Officer

Date: September 29, 2025